                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.
                                   __________

                                  FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                   __________

        Date of Report (Date of Earliest Event Reported) FEBRUARY 6, 1996

                              THE ARLEN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

          1-6675                                          13-2668657
(Commission File Number)                      (IRS Employer Identification No.)

505 EIGHTH AVENUE, NEW YORK, NEW YORK                          10018
(Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 736-8100
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (B) PRO FORMA FINANCIAL INFORMATION:

                  The unaudited pro forma consolidated financial statements of the Registrant for the fiscal year ended February 28, 1995 and the nine months ended November 30, 1995, reflecting the disposition of the Registrant's investments in its operating subsidiaries which took place on February 6, 1996, appear in this Report on pages F-1 through F-7, which follow page 2 of this Report.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 THE ARLEN CORPORATION
                                                      (Registrant)

                                                 By: /s/ Allan J. Marrus
                                                     --------------------------
                                                     Allan J. Marrus, President


Dated: June 20, 1996

                              THE ARLEN CORPORATION

                                                UNAUDITED PRO FORMA CONSOLIDATED
                                                            FINANCIAL STATEMENTS

                                                YEAR ENDED FEBRUARY 28, 1995 AND
                                             NINE MONTHS ENDED NOVEMBER 30, 1995

                              THE ARLEN CORPORATION













                                                UNAUDITED PRO FORMA CONSOLIDATED
                                                            FINANCIAL STATEMENTS

                                                YEAR ENDED FEBRUARY 28, 1995 AND
                                             NINE MONTHS ENDED NOVEMBER 30, 1995

                                                           THE ARLEN CORPORATION

                                                                        CONTENTS

INTRODUCTION                                                                F-2
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET                              F-3
NOTE TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET                      F-4
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS               F-5-F-6
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS          F-7

                                                           The Arlen Corporation

                          Unaudited Pro Forma Consolidated Financial Information

================================================================================

The unaudited pro forma consolidated statements of operations for the year ended February 28, 1995 and the nine months ended November 30, 1995 and the unaudited pro forma consolidated balance sheet as of November 30, 1995 include the accounts of The Arlen Corporation ("Arlen") reflecting the disposition of its investments in its operating subsidiaries (the "Disposition"). The pro forma financial statements were derived by adjusting the historical financial statements of Arlen for certain transactions pursuant to the Disposition described in the notes to the unaudited pro forma consolidated statements of operations and balance sheet.

The unaudited pro forma consolidated statements of operations for the year ended February 28, 1995 and the nine months ended November 30, 1995 were prepared as if the Disposition had occurred on March 1, 1994. The unaudited pro forma consolidated balance sheet was prepared as if the Disposition had occurred on November 30, 1995. The pro forma financial data does not purport to be indicative of the results which actually could have been obtained had the Disposition been completed as of the assumed dates or which may be obtained in the future.

The pro forma financial data should be read in conjunction with the financial statements of Arlen included in previously issued filings on Form 10-K for the year ended February 28, 1995, Form 10-Q for the nine months ended November 30, 1995, and Form 8-K for February 6, 1996 containing a narrative summary description of the Disposition.

                                                           The Arlen Corporation
                                  Unaudited Pro Forma Consolidated Balance Sheet
                                                                  (in thousands)


                                                  November 30,       Pro forma adjustments        Pro forma as
                                                     1995          --------------------------       adjusted
                                                                   Debit               Credit

- --------------------------------------------------------------------------------------------------------------
Assets
Current:
   Cash and cash equivalents                       $   1,058       $    --         $ 1,037(1)      $      21
   Certificates of deposit                               228            --             228(1)             --
   Accounts receivable, net                           10,661            --          10,661(1)             --
   Inventories                                         6,311            --           6,311(1)             --
   Other current assets                                  490            --             490(1)             --
   Note receivable, $2,000 face amount less
      unamortized discount of $150                        --         1,850(1)           --             1,850
   Due from former subsidiaries                           --           758(1)           --               758
- --------------------------------------------------------------------------------------------------------------
        Total current assets                          18,748         2,608          18,727             2,629
Property and equipment, net                            1,397            --           1,320(1)             77
Other assets                                           1,622            --           1,622(1)             --
- --------------------------------------------------------------------------------------------------------------
                                                   $  21,767       $ 2,608         $21,669         $   2,706
==============================================================================================================
Liabilities and Capital Deficit
Current liabilities:

   Notes payable and accrued interest payable      $   4,804       $   932(1)      $    --         $     739
                                                                       750(1)
                                                                     2,383(1)

   Accounts payable                                    1,827         1,827(1)           --                --
   Accrued state income taxes                          1,044            98(1)           --               946
   Accrued other                                      10,687         3,020(1)           --             7,667
   Current portion of long-term obligations              455           156(1)           --               299
- --------------------------------------------------------------------------------------------------------------
        Total current liabilities                     18,817         9,166              --             9,651
Long-term obligations                                  4,428         3,236(1)           --               575
                                                                       617(1)

Amounts due to related parties                       125,483         3,465(1)           --           122,018
- --------------------------------------------------------------------------------------------------------------
        Total liabilities                            148,728        16,484              --           132,244
Capital deficit                                     (126,961)        2,577(1)           --          (129,538)
- --------------------------------------------------------------------------------------------------------------
                                                   $  21,767       $19,061         $    --         $   2,706
==============================================================================================================

                                                           The Arlen Corporation

                          Note to Unaudited Pro Forma Consolidated Balance Sheet

1. Represents reclassification of assets and liabilities of operating subsidiaries that were disposed of in February 1996 (net $11,642,000). At November 30, 1995, these former subsidiaries were indebted to Arlen in the aggregate amount of $758,000. At November 30, 1995, Arlen's investments in subsidiaries were approximately $11,642,000 ($8,642,000 after giving effect to a January 1996 subsidiary financing transaction which upstreamed $3,000,000 to Arlen and which Arlen used to settle certain Arlen obligations of $2,383,000 current and $617,000 noncurrent). The proceeds from the involuntary sale in February 1996 were $6,065,000. Such proceeds consisted of a $2,000,000 noninterest bearing note receivable (repayable in quarterly installments over two years which, after deduction of unamortized discount based on an imputed interest rate of 9%, amounts to $1,850,000), $750,000 in cash which was used to satisfy certain secured obligations due to related parties and a $3,465,000 reduction in the amounts due to related parties.

         This resulted in a pro forma net loss on disposal of subsidiaries of $2,577,000 assuming such disposal had occurred on November 30, 1995 but after giving effect to the January 1996 subsidiary financing transaction which upstreamed $3,000,000 to Arlen.

                                                           The Arlen Corporation

                        Unaudited Pro Forma Consolidated Statement of Operations
                                         (in thousands except per share amounts)
================================================================================

                                                  Nine months ended      Pro forma adjustments        Pro forma as
                                                  November 30, 1995  ----------------------------       adjusted
                                                                      Debit               Credit
- ------------------------------------------------------------------------------------------------------------------
Sales                                                 $ 40,597       $ 40,597(1)       $     --          $    --
Cost of sales                                           26,108             --            26,108(1)            --
- ------------------------------------------------------------------------------------------------------------------
      Gross profit on sales                             14,489         40,597            26,108               --
Selling, general and administrative expenses            11,985             --            11,094(1)           891
- ------------------------------------------------------------------------------------------------------------------
        Operating income (loss)                          2,504         40,597            37,202             (891)
Other (expenses) income:
   Interest expense                                     (7,997)            --               346(1)        (7,443)
                                                                                            208(2)
   Interest income                                          --             --                38(3)            38
   Other income, net                                        24             24(1)             --               --
- ------------------------------------------------------------------------------------------------------------------
Loss from continuing operations                       $ (5,469)      $ 40,621          $ 37,794          $(8,296)
==================================================================================================================
Loss from continuing operations per common share      $   (.18)                                          $  (.26)
==================================================================================================================
Weighted average common shares outstanding              31,690                                            31,690
==================================================================================================================

                                                           The Arlen Corporation

                        Unaudited Pro Forma Consolidated Statement of Operations
                                         (in thousands except per share amounts)


                                                     Year ended         Pro forma adjustments        Pro forma as
                                                  February 28, 1995  ----------------------------      adjusted
                                                                       Debit              Credit

- -----------------------------------------------------------------------------------------------------------------
Sales                                                 $ 50,099       $ 50,099(1)       $    --         $     --
Cost of sales                                           30,141             --           30,141(1)            --
- -----------------------------------------------------------------------------------------------------------------
      Gross profit on sales                             19,958         50,099           30,141               --
Selling, general and administrative expenses            15,600             --           14,371(1)         1,229
- -----------------------------------------------------------------------------------------------------------------
        Operating income (loss)                          4,358         50,099           44,512           (1,229)
Other (expenses) income:
   Interest expense                                     (9,772)            --              325(1)        (9,170)
                                                                                           277(2)
   Interest income                                          --             --              112(3)           112
   Other income, net                                        18             17(1)            --                1
- -----------------------------------------------------------------------------------------------------------------
Loss from continuing operations                       $ (5,396)      $ 50,116          $45,226         $(10,286)
=================================================================================================================
Loss from continuing operations per common share      $  (.17)                                         $   (.32)
=================================================================================================================
Weighted average common shares outstanding              31,690                                           31,690
=================================================================================================================

                                                           The Arlen Corporation

                                                    Notes to Unaudited Pro Forma
                                           Consolidated Statements of Operations

1. Discontinuation of the operations for subsidiaries disposed of in February 1996 assuming they had been sold as of March 1, 1994.

2. Represents savings of interest expense (of $277,000 for the year ended February 28, 1995 and $208,000 for the nine months ended November 30,
         1995) on $3,465,000 reduction in amounts due to related parties pursuant to the involuntary sale of subsidiaries in February 1996.

3. Represents imputed interest income of $112,000 for the year ended February 28, 1995 and $38,000 for the nine months ended November 30, 1995 on the $2,000,000 note receivable pursuant to the involuntary sale of subsidiaries in February 1996.